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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


  Date of Report (date of earliest event reported):  September 13, 2000
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                        WEBB INTERACTIVE SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Colorado
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                (State or other jurisdiction of incorporation)


        0-28462                                          84-1293864
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(Commission File Number)                     (IRS Employer Identification No.)


1899 Wynkoop, Suite 600, Denver, CO                          80202
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:    (303) 296-9200
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                                      N/A
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         (Former name or former address, if changed since last report)
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Series B-2 Convertible Preferred Stock.
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     On September 27, 2000, Webb Interactive Services, Inc. ("Webb") completed the exchange of its outstanding series B convertible preferred stock (12,500 shares in the aggregate) for a similar number of shares of Webb's series B-2 convertible preferred stock with Marshall Capital Management, Inc. ("Marshall") and Castle Creek Technology Partners LLC ("Castle Creek"). The series B-2 preferred stock is convertible into shares of Webb's common stock at a fixed conversion price of $10.20408, subject to adjustment in the event that the registration statement being filed by Webb on September 28, 2000 for the shares issuable upon conversion of the series B-2 preferred stock is not declared effective by the Securities and Exchange Commission by December 31, 2000.

     The series B preferred stock that was exchanged for the series B-2 preferred stock was convertible into shares of Webb's common stock at a conversion price, currently $20.00 but subject to reset on November 12, 2000. The November reset would have been based on the then current market price for Webb's common stock, but not less than $8.00. The fixed conversion price for the series B-2 preferred stock is slightly above what the conversion price for the series B preferred stock would have been if the reset date for the series B preferred stock was September 11, 2000, the date upon which each of the parties agreed in principle to the exchange.

     The series B preferred stock was exchanged for the series B-2 preferred stock without registration pursuant to Section 5 of the Securities Act of 1933, as amended (the "Act"), in reliance of Section 3(a)(9) of the Act. No commissions were paid in connection with the exchange. Based on the price of Webb's common stock on the date that the series B-2 stock was issued, Webb will not incur any significant expenses in connection with the transaction. The common stock issuable upon conversion of the series B-2 preferred stock is subject to registration rights. The foregoing is a summary only and it is not intended to be a complete description of the transaction, and it is qualified in its entirety by the Exhibits filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          None

     (c)  Exhibits:

          10.1 Letter Agreement dated September 14, 2000 between Webb and Castle Creek - filed with the current report filed on Form 8-K on September 19, 2000.

          10.2 Letter Agreement dated September 14, 2000 between Webb and Marshall - filed with the current report filed on Form 8-K on September 19, 2000.

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          10.3  Press Release dated September 18, 2000 regarding exchange of
                Preferred Stock - filed with the current report filed on Form 8-K on September 19, 2000.

          10.4 Exchange Agreement dated as of September 14, 2000 between Webb and Castle Creek, including the schedules and exhibits thereto - filed herewith.

          10.5 Exchange Agreement dated as of September 14, 2000 between Webb and Marshall, including the schedules and exhibits thereto - filed herewith.

          10.6 Articles of Amendment to Articles of Incorporation of Webb - filed herewith as exhibit to Exhibits 10.4 and 10.5

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 27, 2000          WEBB INTERACTIVE SERVICES, INC.


                                        By  /s/ Lindley S. Branson
                                          ----------------------------
                                                Lindley S. Branson

                                          Its: Vice-President/General Counsel

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